EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of QNB Corp. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Bret H. Krevolin, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


Date:    March 28, 2003                    By: /s/  Bret H. Krevolin
         --------------                    -------------------------------
                                                Bret H. Krevolin
                                                Chief Financial Officer